UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Under Rule 14a-12

AEROSONIC CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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AEROSONIC CORPORATION

(A DELAWARE CORPORATION)

1212 North Hercules Avenue

Clearwater, Florida 33765

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 13, 2009

TO THE STOCKHOLDERS OF AEROSONIC CORPORATION:

The 2009 Annual Meeting of Stockholders of AEROSONIC CORPORATION will be held at Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765, on Monday, July, 13, 2009, beginning at 11:00 A.M., EDT, for the following purposes:

1.	to elect two directors to our Board of Directors; and

2.	to amend the Aerosonic Corporation 2004 Stock Incentive Plan; and

3.	to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing is more fully described in the proxy statement attached hereto and made a part of this Notice. The Board of Directors has fixed the record date for determining the stockholders entitled to notice of and to vote at the meeting and any adjournment or postponement thereof as of the close of business on June 12, 2009.

A complete list of the stockholders entitled to vote at the meeting shall be open to inspection by any stockholder of Aerosonic Corporation, for any lawful purpose germane to the meeting, at any time during usual business hours for a period of ten days prior to the meeting at our offices located at 1212 North Hercules Avenue, Clearwater, Florida 33765 (telephone number: 727.461.3000).

By Order of the Board of Directors,

Douglas J. Hillman, President & Chief Executive Officer June 1, 2009 Clearwater, Florida

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. HOWEVER, WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. YOU CAN VOTE BY WRITTEN PROXY OR YOU MAY VOTE BY THE TELEPHONE OR THE INTERNET USING THE INSTRUCTIONS PROVIDED ON YOUR PROXY CARD. OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on July 13, 2009

The Company’s proxy statement and annual report to stockholders for the fiscal year 2009 are available at www.sendd.com/EZProxy/?Project id=306

Directions to attend the Annual Meeting and vote in person are available at

http://www.aerosonic.com

AEROSONIC CORPORATION

1212 North Hercules Avenue

Clearwater, Florida 33765

PROXY STATEMENT

Annual Meeting of Stockholders to be held on July 13, 2009

GENERAL INFORMATION

The Notice of the Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card (the “proxy materials”) are being mailed to you commencing on or about June 19, 2009 in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Aerosonic Corporation, a Delaware Corporation (“Aerosonic,” the “Company,” “we,” “us,” or “our”), to be voted at the Annual Meeting of Stockholders to be held at Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765, beginning at 11:00 A.M., EDT, on Monday, July 13, 2009. A copy of the Company’s Annual Report to Stockholders for the fiscal year ended January 31, 2009 is being mailed with these proxy materials.

All proxies that are either properly executed and delivered or submitted using the Internet will be voted on all matters that properly come before the meeting for a vote. If your proxy specifies instructions with respect to the matters being voted upon, the proxy holders will act in accordance with your instructions. If no instructions are specified, your shares will be voted FOR the election of the nominees to the Board, FOR amending the Aerosonic Corporation 2004 Stock Incentive Plan and in the discretion of the proxy holders as to any other matters that may properly come before the meeting. You have the right to revoke your proxy any time prior to it being voted by (i) delivering a written revocation or duly executed proxy bearing a later date to the Corporate Secretary (at 1212 North Hercules Avenue, Clearwater, Florida 33765) or (ii) attending the meeting and voting your shares in person.

Internet voting procedures are designed to authenticate your identity, allow you to vote your shares and confirm that your instructions have been properly recorded. Specific instructions to be followed by those of you holding shares that are registered in your name who are interested in voting via the Internet or by telephone are set forth on the proxy card we have enclosed with this document. Those of you holding shares in “street name” should follow the instructions you are given by your bank or broker.

Whether or not you attend the meeting, your vote is important. Accordingly, regardless of the number of shares you own, you are asked to vote promptly by using either the telephone or the Internet or signing and returning the accompanying proxy card.

Your shares can only be voted at the meeting if you are represented by proxy or are present in person.

VOTING SECURITIES AND VOTING RIGHTS

The Board has fixed the close of business on June 12, 2009 as the record date for determining the stockholders who are entitled to notice of, and to vote at, the meeting and at any adjournment thereof. On June 1, 2009, there were 3,700,343 shares of our common stock outstanding. Each stockholder of record on the record date is entitled to one vote per share held. There are no other classes of voting stock issued and outstanding.

Quorum and Required Vote

A majority of our outstanding common stock entitled to vote at the meeting must be present in person or represented by proxy to have a quorum for the transaction of business at the meeting. Under Delaware law and our Bylaws, the affirmative vote of the holders of a plurality of the shares represented and voting at the meeting at which a quorum is present is required to elect directors. On any other matters that properly come before the meeting, a majority of the shares represented and voting at the meeting is required to decide the question.

Shares represented by proxies marked “WITHHOLD AUTHORITY FOR ALL NOMINEES” with regard to the election of directors will be counted for purposes of determining whether there is a quorum at the meeting, but will not be voted in the election of directors, and therefore, will have no effect on the determination of the outcome of the votes for the election of directors. A “broker non-vote” occurs with respect to shares as to a proposal when a broker who holds shares of record in its name is not permitted to vote on that proposal without instruction from the beneficial owner of the shares and no instruction is given. A broker holding your shares in its name will be permitted to vote such shares with respect to the proposal to elect the directors to be voted on at the meeting without instruction from you, and, accordingly, broker non-votes will not occur with respect to the election of directors.

ELECTION OF DIRECTORS

Proposal No. 1.—To elect two directors to our Board of Directors

Our Bylaws provide for a classified Board, with the number of directors which shall constitute the whole Board determined by the Board, as may be fixed from time to time by action of the Board and the number of classes into which the directors shall be classified being three. Your Board currently consists of five directors in total, two of whom are designated as Class I directors with a term expiring in 2011, two of whom are designated as Class II directors with a term expiring in 2009 and one of whom is designated as a Class III director with a term expiring in 2010. At each Annual Meeting of Stockholders, directors in one class are elected for a full term of three years to succeed those directors whose terms are expiring. This year, the two Class II director nominees will stand for election for a three-year term expiring at the 2012 annual meeting. The Nominating/Corporate Governance Committee of the Board has nominated Roy Robinson and P. Mark Perkins as directors to serve as Class II directors, and the Board has endorsed such nomination.

The persons named in the enclosed proxy will vote all properly executed proxies for the election of Roy Robinson and P. Mark Perkins unless authority to vote is withheld. The nominees have indicated their willingness to serve, if elected. However, if the nominees should be unable to serve, the shares of common stock represented by proxies may be voted for a substitute nominee designated by the Board. Management has no reason to believe that the above-mentioned persons will not serve his or her term as a director.

Set forth below is the name, age (as of June 1, 2009), principal occupation, and length of service of the individuals nominated for election to your Board. All of the nominees were previously elected by the stockholders and are currently serving as directors of the Company.

Nominees as Class II Directors

Roy Robinson, age 59, has been a director since January, 2008 when he was appointed to fill a vacancy on the Board. Mr. Robinson served as CEO of Seattle based Aviation Technologies, Inc from 2003 until his retirement in 2007. Previously, he was President of ELDEC Corporation (“ELDEC”). Following the acquisition of ELDEC by the Crane Aerospace Group, he was appointed Chief Operating Officer of the Crane Aerospace Group of companies which included ELDEC, Hydro-Aire, Lear Romec, and Resistoflex.

P. Mark Perkins, age 52, has been a director since 1997. Mr. Perkins has over 18 years of experience in various segments of the aviation industry, most recently serving as Vice President of Marketing at Gulf Aerospace, Inc. Mr. Perkins joined Aerosonic as Executive Vice President of Sales and Marketing in 1998 and currently serves in this position.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS AS SET FORTH ABOVE.

AMENDMENT TO AEROSONIC CORPORATION 2004 STOCK INCENTIVE PLAN

Proposal No. 2.—To approve an amendment to the Aerosonic Corporation 2004 Stock Incentive Plan.

We are asking the Company’s stockholders to approve an amendment to (i) increase the number of authorized shares of common stock for issuance under the Aerosonic Corporation 2004 Stock Incentive Plan, as amended and restated on July 26, 2007 (the “Plan”), from 400,000 shares to 550,000 shares of common stock and (ii) extend the duration of the Plan for five (5) years to July 14, 2014. As of June 1, 2009, of the 400,000 shares of common stock currently authorized to be issued under the Plan, only 5,796 shares of common stock remain available for future awards under the Plan.

The Company has established the Plan in order to encourage and enable officers, other employees and non-employee directors of the Company and its subsidiaries to acquire a proprietary interest in the Company. The Board has determined that providing such persons with a direct stake in the Company’s welfare will promote and serve to assure a closer identification and alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company, and to assist in the recruitment of new employees. Accordingly, in order for the Company to issue future awards under the Plan, the Company must increase the number of shares of common stock that are authorized to be issued under the Plan and extend the duration of the Plan.

In the event that our stockholders do not approve this proposal, the Plan will terminate effective as of July 13, 2009, and no common stock of the Company will be available under the Plan for future awards to officers, other employees and non-employee directors. If our stockholders do not approve the proposal to amend the Plan, awards already made under the Plan will remain in effect.

If our stockholders approve this proposal, we intend to file, pursuant to the Securities Act of 1933, as amended, a registration statement on Form S-8 to register the additional shares available for issuance under the Plan.

Under the Plan, eligible persons may receive awards of (i) incentive stock options, as qualified under the Internal Revenue Code of 1986, as amended and any successor code, and the related rules, regulations and interpretations (the “Code”); (ii) stock options not so qualifying; (iii) stock appreciation rights (“SAR”); (iv) restricted stock; and (v) unrestricted stock.

The Plan was originally adopted by the Board and approved by the stockholders in 2004, having a duration of five (5) years from its July 14, 2004 approval date, and can be earlier terminated or extended by an amendment to the Plan. The Company has no other employee benefit plan in effect that enables the participants to receive shares of the Company.

Summary of Plan

The principal features of the Plan are summarized below. Appendix A to this Proxy Statement contains a copy of the Plan and the proposed amendment to the Plan, as adopted by the Board on May 26, 2009, subject to stockholder approval. The following summary of the principal features of the Plan is qualified in its entirety by reference to Appendix A to this proxy statement.

Administration. The Plan will be administered by a committee of the Board (the “Plan Committee”) that will consist of not less than three persons who qualify as “independent directors” under requirements of the NYSE Amex stock exchange (the “NYSE Amex”) or the comparable requirements of any other national securities exchange or automated quotation system on which the Company’s shares may be listed or quoted. Such persons also will qualify as non-employee directors under Rule 16b-3 of the Exchange Act and outside directors for purposes of Code Section162(m).

Eligibility. Awards may be granted under the Plan to officers, directors and employees of the Company and its subsidiaries, including non-employee directors of the Company and its subsidiaries. Incentive stock options may be granted only to employees of the Company and its subsidiaries. The Plan Committee, in its discretion, will select the employees and non-employee directors to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

Share Limitations. Presently the Plan provides that a maximum of 400,000 shares of the Company’s common stock may be issued under the Plan and that in no event may any participant be granted an award involving more than 200,000 shares of common stock in any calendar year. The Board proposes that the maximum number of shares be increased from 400,000 shares to 550,000 shares of common stock.

Section 162(m) Limitations. Section 162(m) of the Code generally disallows a tax deduction to public companies for “applicable employee remuneration” in excess of $1,000,000 paid to chief executive officers and to any of the other four most highly compensated officers (i.e., other than the chief executive officer). Certain performance-based compensation is specifically exempt from being included in “applicable employee remuneration” if it otherwise meets the requirements of Code Section 162(m). The Board expects that benefits under the Plan will be exempt from such limit, and it does not intend to exceed such limit in applicable employee remuneration during the ten-year period of the Plan.

Terms and Conditions of Options. Each option will be evidenced by a stock option agreement between the Company and the recipient of the option and will be subject to the following additional terms and conditions:

(a) Exercise Price. The Plan Committee will determine the exercise price of options at the time the options will be granted. The exercise price of an “incentive stock option” (pursuant to the Code) may not be less than 100% of the “fair market value” of the Company’s stock on the date the option is granted. If an employee owns or is deemed to own (under the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof and an incentive stock option is granted to such employee, the option price may not be less than 110% of the fair market value on the date of the grant. The Plan also provides price restrictions on “non-statutory stock options” (which are stock options that do not qualify under the Code as incentive stock options), so that the exercise price of a non-statutory stock option may not be less than 100% of the “fair market value” of the Company’s stock on the date the option is granted. The “fair market value” of the shares will be determined by the closing price per share on any particular date as reported by the NYSE Amex or such other registered national securities exchange on which the shares may be listed. If there is no trading on such date, the fair market value shall be determined by the closing price per share on the last preceding date on which the stock was traded. If the stock is not listed on any registered national securities exchange or quoted on NASDAQ, the fair market value of the stock will be determined in good faith by the Plan Committee.

(b) Exercise of Option; Form of Consideration; and Tax Withholding. The Plan Committee will determine when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. No options that are intended to be incentive stock options can become first exercisable in any calendar year for shares of common stock having an aggregate fair market value (determined as of the date of grant) that exceeds $100,000. The means of payment for shares issued upon exercise of an option will be specified in each option agreement. The Plan permits payment to be made by (i) cash, check, wire transfer, (ii) delivery of other shares of common stock of the Company, (iii) broker assisted same-day sales, (iv) reducing the number of shares that may be issued under the option equal in value to the aggregate exercise price of the shares to which such exercise applies or (v) as otherwise determined by the Plan Committee. All required federal, state and local payroll taxes applicable to the value of any award under the Plan must be paid by the recipient at the time such value first becomes includable in the gross income of the recipient for federal income tax purposes.

(c) Term of Option. The term of each stock option shall be fixed by the Plan Committee, however, the term of an incentive stock option may be no more than 10 years after the date the option is granted, except that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any subsidiary or parent corporation thereof), the term of an incentive stock option shall be no more than five years from the date of the grant.

(d) Termination of Employment (Incentive Stock Options). If an incentive stock optionee’s employment terminates for any reason (other than as described below), then all unvested options held by the optionee under the Plan generally will terminate immediately upon the optionee’s termination of employment, unless otherwise determined by the Plan Committee.

(e) Death, Disability or Retirement Due to Age (Incentive Stock Options). Generally if an incentive stock optionee’s employment terminates as a result of the optionee’s death, then all vested incentive stock options may be exercised for one-year following the optionee’s death or, if earlier, until the expiration of the term of the option. Generally if an optionee’s employment terminates as a result of the optionee’s disability or retirement due to age, then the optionee may exercise all vested incentive stock options within one-year after the date of such disability or retirement, provided that no option may be exercised after the expiration of its term.

(f) Termination of Non-Statutory Stock Options. Non-Statutory Stock Options contain such terms and conditions with respect to termination as the Plan Committee, in its discretion, may from time to time determine.

Restricted Stock Awards. The Plan Committee, in its discretion, may grant restricted or unrestricted stock awards to eligible persons under the Plan, entitling the recipient to acquire for a specified purchase price or as a direct award without a purchase price, shares subject, if applicable, to such restrictions and conditions as the Plan Committee may determine at the time of the grant, including, but not limited to, continued employment and/or achievement of pre-established performance goals and objectives.

Stock Appreciation Rights. The Plan Committee, in its discretion, may grant stock appreciation rights in addition to options and restricted and unrestricted stock. Each stock appreciation right will be evidenced by an agreement between the Company and the recipient of the SAR and will be subject to the following additional terms and conditions:

(a) Exercise Price. The Plan Committee will determine the exercise price of SARs at the time the SARs will be granted. The exercise price of the SAR will not be less than 100% of the “fair market value” of the Company stock on the date the SAR is granted. The “fair market value” of the shares will be determined by the closing price per share on any particular date as reported by the NYSE Amex or such other registered national securities exchange on which the shares may be listed. If there is no trading on such date, the fair market value shall be determined by the closing price per share on the last preceding date on which the stock was traded. If the stock is not listed on any registered national securities exchange or quoted on NASDAQ, the fair market value of the stock will be determined in good faith by the Plan Committee.

(b) Exercise of SAR. The Plan Committee will determine when a SAR becomes exercisable and in its discretion may accelerate the vesting of any outstanding SAR. The form of payment for the SAR upon exercise will be specified in each SAR agreement. The Plan will permit payment to be made by (i) cash, check, wire transfer, (ii) delivery of other shares of common stock of the Company that are not subject to restriction under any Company plan, or (iii) any combination of the foregoing methods of payment, as otherwise determined by the Plan Committee. All required federal, state and local payroll taxes applicable to the exercise of the SAR under the Plan must be paid by the recipient at the time such value first becomes includable in the gross income of the recipient for federal income tax purposes.

(c) Term of SAR. The term of each SAR shall be fixed by the Plan Committee, however, the term of a SAR corresponding to an incentive stock option may be no more than 10 years after the date the SAR is granted, except that if an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any subsidiary or parent corporation thereof), the term of a SAR corresponding to an incentive stock option shall be no more than five years from the date of the grant.

(d) Termination of Employment. If the employment of a holder of a SAR corresponding to an incentive stock option terminates for any reason (other than as described below), then all unvested SARs held by the holder under the Plan generally will terminate immediately upon the holder’s termination of employment, unless otherwise determined by the Plan Committee.

(e) Death, Disability or Retirement Due to Age. Generally, if the employment of a holder of a SAR corresponding to an incentive stock option terminates as a result of the holder’s death, then all vested SARs may be exercised for one-year following the holder’s death or, if earlier, until the expiration of the term of the SAR. Generally, if a holder’s employment terminates as a result of the holder’s disability or retirement due to age, then the holder may exercise all vested SARs within one-year after the date of such disability or retirement, provided that no SAR may be exercised after the expiration of its term.

(f) Termination of SARs Not Corresponding to an Incentive Stock Option. SARs not corresponding to an incentive stock option contain such terms and conditions with respect to termination as the Plan Committee, in its discretion, may from time to time determine.

(g) Tandem Awards. SARs may be granted alone or in tandem with stock options. However, no employee may be granted SARs that are related to incentive stock options which are first exercisable in any calendar year for shares of stock having an aggregate fair market value (determined as of the date the related option is granted) that exceeds $100,000. No tandem SAR may be exercisable or continue in existence after the expiration of the stock option to which it relates. A SAR granted in tandem with an option will provide that the SAR or option, as applicable, will expire unexercised to the extent the related award is exercised.

Amendments to the Plan. Any material amendment to this Plan shall be subject to approval by the Company’s stockholders. For these purposes, a material amendment would include, but not be limited to, the following: (a) any material increase in the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (b) any material increase in benefits to participants not specifically provided in the Plan; (c) any material expansion of the class of eligible persons; and (d) any expansion in the types of options or awards provided under this Plan. The increase in the number of authorized shares available for issuance under the Plan and the extension of the duration of the Plan for five years are material changes that will require the approval of the Company’s stockholders.

Immediate Vesting Due to Change of Control. Each holder of an outstanding stock option, SAR or restricted stock award shall be entitled, upon exercise or vesting of such award, to receive, in lieu of shares of the Company’s stock, shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of stock received in connection with a “Change of Control,” which is defined by the Plan to include (i) the acquisition by a person of control of 50% or more of the combined voting securities of the Company, (ii) the merger or consolidation of the Company and any other entity where the voting securities of the Company prior to thereto do not represent more than 50% of the combined voting power of the voting securities of the Company or such surviving entity immediately after such merger or consolidation, or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Federal Income Tax Consequences. A participant will not recognize any income on the grant of a non-qualified option. On exercise, the participant recognizes as ordinary income the excess of the fair market value of the stock acquired over the exercise price. The participant’s tax basis in the stock is the amount paid for the stock plus any amounts included in income. Any gain or loss that a participant realizes on a subsequent disposition of the stock will be treated as long-term (or short-term) capital gain (or loss), depending on the length of time the participant held such shares. The amount of the gain (or loss) will equal the amount by which the amount received on the subsequent disposition exceeds (or is less than) the participant’s tax basis in the shares. The Company will be entitled to deduct any ordinary income the participant recognizes on exercise of the non-qualified option. The Company also will be required to withhold or obtain payment from the participant for all applicable income and employment tax withholdings.

Incentive stock options are entitled to special tax treatment. A participant will not recognize taxable income on the grant or exercise of an incentive stock option. A participant will recognize taxable income when he disposes of the shares. If the disposition occurs more than two years after the grant and one year after the exercise, the participant will recognize long-term capital gain (or loss) to the extent the amount received from the disposition exceeds (or is less than) the amount the participant paid for the stock. If the stock is disposed of before two years after the grant or one year after the exercise, the participant recognizes as ordinary income the excess of the fair market value on the date of exercise over the exercise price. Any additional gain in excess of the ordinary income recognized will be treated as long-term or short-term capital gain depending on the time the participant held the shares (long-term if the stock was held more than one year and short-term if held one year or less). If the amount received on the disposition is less than the fair market value of the stock on the date of exercise, the amount of ordinary income the participant recognizes will not exceed the excess of the amount received on disposition over the exercise price. If the amount received is less than the exercise price, the participant will recognize a capital loss (long-term if the stock is held more than one year and short-term if held one year or less). The Company will not be entitled to any deduction with respect to an incentive stock option except in the case where the participant disposes of the underlying stock within one year of exercise or two years after grant. In that case, the Company will be entitled to deduct the amount of ordinary income the participant recognizes.

A participant who receives a grant of restricted stock or unrestricted stock will recognize taxable income at the time the stock is transferable and no longer subject to a substantial risk of forfeiture. When the stock becomes either transferable or no longer subject to a risk of forfeiture, the participant will recognize as ordinary income the amount by which the fair market value of the stock at that time exceeds the amount, if any, the participant paid for the stock. The participant’s tax basis in the shares will be the amount included in income, and his holding period for tax purposes in the stock will begin when the stock is transferable or no longer subject to a substantial risk of forfeiture. Alternatively, the participant may elect to recognize ordinary income at the time the restricted stock is granted by making a Section 83(b) election within 30 days of the grant. In that case, the participant will recognize ordinary income equal to the amount by which the fair market value of the stock at the time of grant exceeds the amount, if any, the participant paid for the stock (even though the stock is still subject to risk of forfeiture). Then, there will not be any further tax consequences on account of the stock becoming transferable or non-forfeitable. If the participant makes such an election and subsequently forfeits the stock, the participant will not be able to deduct the amount he recognized as ordinary income. He will be entitled to a loss for the amount, if any, he paid for the stock. If the participant makes the Section 83(b) election, his holding period will begin on the date of grant. The Company will be entitled to deduct any ordinary income the participant recognizes on the grant or vesting of restricted or unrestricted stock. The Company will be required to withhold or obtain payment from the participant for applicable income and employment tax withholdings on that ordinary income.

A participant who receives a grant of a SAR will not recognize any taxable income at the time SARs are granted. Upon exercise of a SAR, the participant will recognize as ordinary income the amount of cash and the fair market value of any common stock he receives. The Company will be required to withhold or obtain payment from the participant for the amount of any applicable income and employment taxes. The Company will be entitled to deduct the amount of ordinary income the participant recognizes.

The foregoing is only a summary of various principal provisions of the Plan and certain U.S. federal income taxation consequences to recipients of awards and upon the Company with respect to the grant and exercise of awards under the Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or other special circumstances or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable. Participants are advised to consult their own personal tax advisors on the tax consequences of awards under the Plan.

FURTHERMORE, ANY TAX ADVICE CONTAINED IN THIS DOCUMENT IS NOT INTENDED OR WRITTEN TO BE USED, AND CANNOT BE USED, FOR THE PURPOSE OF (I) AVOIDING ANY PENALTIES UNDER THE INTERNAL REVENUE CODE OR (II) PROMOTING, MARKETING OR RECOMMENDING TO ANOTHER PARTY ANY TRANSACTION(S) OR TAX-RELATED MATTER(S) ADDRESSED HEREIN.

Interest of Certain Persons in Matters to be Acted Upon. Pursuant to the Plan, each of the directors and executive officers, among others, is eligible to receive awards under the Plan. Participation in the Plan is at the discretion of the Plan Committee and, accordingly, future participation by directors, executive officers and other employees under this Plan is not determinable. The Board believes that it is important to the Company’s growth and long-term success to be able to continue to offer these incentives.

New Plan Benefits. Officers, directors and employees who will participate in the Plan in the future, and the amounts of their awards, will be determined by the Plan Committee. As disclosed below under “Compensation of Directors”, each independent director receives an annual grant of shares of our common stock under the Plan, valued at $20,000, rounded to the next whole share. As to future awards, since the calculation of amount of shares that may be issued under the Plan to these independent directors depends on the price of the shares at that time, the amount of shares subject to these awards are not yet determinable. Also, as no additional determinations have yet been made, it is not possible to state the terms of any individual awards which may be issued under the Plan or respective amounts payable or allocable to any participants in the Plan, other than as provided in this summary.

Equity Awards Granted

Under the Plan, we have granted for the fiscal year ended January 31, 2009, the following equity awards to the individuals and groups indicated:

	Number of Shares of Common Stock Underlying Stock Options		Number of Shares of Common Stock
Douglas J. Hillman,	75,000	(1)	—
President and Chief Executive Officer

Kevin J. Purcell,	—	(2)	—
Executive Vice President and Chief Financial Officer

Thomas Cason,	25,000	(1)	—
Executive Vice President and Chief Operating Officer

P. Mark Perkins,	27,000	(3)	—
Executive Vice President Sales and Marketing

David A. Baldini,	—		—
Former President and Chief Executive Officer

Charles L. Pope,	—		—
Former Executive Vice President and Chief Financial Officer

Carmelo Russo,	—	(4)	—
Former Executive Vice President and Chief Operating Officer
All current executive officers as a group	127,000		—
All current directors who are not executive officers as a group	—		54,204
All employees as a group (including all current officers who are not executive officers)	11,100	(5)	3,400
(1)	On February 27, 2009, Messrs. Hillman and Cason were awarded additional stock options of 48,000 and 24,000, respectively.
(2)	On May 26, 2009, Mr. Purcell was awarded 25,000 stock options.
(3)	On February 27, 2009, Mr. Perkins was awarded additional stock options of 24,000. He also holds 15,000 stock options awarded prior to fiscal year 2009.
(4)	Mr. Russo was awarded 15,000 stock options prior to fiscal year 2009.
(5)	An aggregate of 47,500 stock options were awarded after January 31, 2009 to employees including officers who are not executive officers.

Vote Required and Recommendation of Board of Directors.

The affirmative vote of a majority of the votes cast at the 2009 Annual Meeting of the Stockholders is required to approve the amendment of the Plan as described herein, provided that a quorum exists.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE AMENDMENTS TO THE AEROSONIC CORPORATION 2004 STOCK INCENTIVE PLAN, AS PREVIOUSLY AMENDED AND RESTATED ON JULY 26, 2007, AS SET FORTH ABOVE.

DIRECTORS AND EXECUTIVE OFFICERS

Continuing Directors

Class III Director (whose term will expire in 2010)

Douglas Hillman, age 53, joined the Company in April, 2008 as our President and Chief Executive Officer. He also began serving as our Acting Chief Financial Officer in September 2008. Mr. Hillman has held various executive and management positions within the Aerospace industry for over 25 years. He joined Aerosonic from Kearfott Guidance & Navigation Corporation, a manufacturer of precision guidance components, where he served as Vice President/General Manager since 2005. From 2001 through 2005, he worked for Bird Technologies Group, a designer/manufacturer of telecommunication devices, holding positions ranging from Vice President/General Manager to Chief Operating Officer. Prior to Bird Technologies Group, he held numerous management positions of increasing responsibility at Moog Inc. Mr. Hillman received MBA and BSEE degrees from the State University of New York at Buffalo. He currently serves on the Dean’s Council for the University’s School of Engineering.

Class I Directors (whose term will expire in 2011)

Thomas E. Whytas, age 44, has been a director since May, 2004. Mr. Whytas, a U.S. veteran, has 22 years of experience in the aerospace industry. He is currently the Chief Financial Officer of Medical Education Technologies Inc. (METI), the industry leader in medical simulation technology. Prior to METI, he served 15 years at CAE USA Inc. in positions of increasing responsibility up through the position of Chief Financial Officer and Finance Director of CAE’s U.S. operations. A Certified Public Accountant, Mr. Whytas also holds a Master’s Degree in Accounting from the University of South Florida.

Donald Russell, age 57, has been a director since February, 2006. Mr. Russell has been a director of Etrials Worldwide Inc., a publicly traded software company, since its merger with CEA Acquisition Corporation in February 2006. Prior to the merger, he was Vice Chairman of the Board of Directors of CEA Acquisition Corporation since 2004. Mr. Russell has been Chairman of the Investment Committee for CEA Capital Partners USA, L.P. since February 1997 and a member of the Investment Committee of Seaport Capital Partners II, L.P. since its inception in February 2000. From July 1987 to June 1994, he was President of Communication Equity Associates’ New York Affiliate, CEA, Inc. and was responsible for overseeing its mergers, acquisitions and corporate financing businesses in the cable television and broadcasting industries. Mr. Russell has a B.A. in economics from Colgate University.

Please see “Compensation of Directors” for information on the compensation arrangements with our directors.

Non-Director Executive Officers

Set forth below are the names, ages (as of June 1, 2009), and positions of each of the individuals who, in addition to Messrs. Hillman and Perkins, are deemed to be our executive officers.

Thomas Cason, age 54, has served as the Company’s Executive Vice President and Chief Operating Officer since August 2008. Mr. Cason has held a number of senior operations roles, including Executive Vice President and Chief Operating Officer of DeMorgan Communities, an affordable housing developer, from 2006 through 2008. From 2003 to 2006, he served as Operations Director at Honeywell Aerospace, a provider of cabin management systems for the private corporate jet industry. He holds MBA, MS and BS degrees from Virginia Tech.

Kevin J. Purcell, age 51, joined the Company as Executive Vice President and Chief Financial Officer in May 2009. Before he joined the Company, he served as Vice President and Chief Financial Officer of Herley Industries, Inc., a manufacturer of microwave technology solutions, from 2006 until 2009. Prior to joining Herley, he served as Vice President Finance, Contracts and Compliance for Smiths Aerospace LLC, Customer Services Americas, a manufacturer of aircraft control and diagnostic systems, from 2002 until 2006. Other prior experience included senior financial positions including Vice President and CFO, Controller and Director as well as a number of years in the Government Contractor Advisory Services group of KPMG. He received his B.B.A. degree in financial accounting from Iona College and his M.B.A. degree from Pepperdine University. He is a Certified Public Accountant, a Certified Management Accountant, and a member of the American Institute of Certified Public Accountants, the Institute of Management Accountants, the National Contract Management Association and the Financial Executives International Committee on Government Business.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Independence of the Board of Directors

As required under the NYSE Amex listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the Board. The Board consults with our counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in pertinent listing standards of the NYSE Amex, as in effect from time to time.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent auditors, the Board has affirmatively determined that the following directors are independent directors within the meaning of the applicable NYSE Amex listing standards: Messrs. Robinson, Russell and Whytas. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with us. Mr. Hillman, our President and Chief Executive Officer, and Mr. Perkins, our Executive Vice President of Sales and Marketing, are not independent directors by virtue of their employment with us.

Meetings and Committees of the Board of Directors

During the year ended January 31, 2009 (“fiscal year 2009”), the Board held eight meetings. During fiscal year 2009, each of the then-directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees thereof on which he served. We encourage all directors to attend the Annual Meeting of Stockholders, in person. In 2008, all of the then-current directors attended the annual meeting.

The Board currently has, and appoints members of, a standing Audit Committee, Compensation Committee, and Nominating/Corporate Governance Committee.

Audit Committee. The Audit Committee is composed entirely of “independent directors” as determined by the “audit committee” independent director standards of the NYSE Amex. Its members are Thomas E. Whytas (chairman), Roy Robinson and Donald Russell. The Board has determined that Mr. Whytas is the Audit Committee’s designated “financial expert.” The Audit Committee met six times during fiscal year 2009. The functions performed by the Audit Committee are described in the Audit Committee Report, set forth below, and in the Audit Committee Charter adopted by the Board, copy of which is found as an attachment in Appendix A of last year’s definitive proxy statement for the 2008 annual meeting.

Compensation Committee. The Compensation Committee members are Donald Russell (chairman), Roy Robinson and Thomas E. Whytas, each of whom is an “independent” director as determined by standards established by the NYSE Amex for compensation committees. The Compensation Committee, which met one time during fiscal year 2009, has authority as delegated by the Board to review and approve our employee benefit plans and administer our executive compensation plans. The Compensation Committee does not have a Charter.

Nominating/Corporate Governance Committee. The Nominating/Corporate Governance Committee members are Roy Robinson (chairman), Donald Russell and Thomas E. Whytas, each of whom is an “independent director” as determined by standards established by the NYSE Amex for nominating committees. The Nominating Committee reviews and assesses the composition of the Board, assists in identifying potential new candidates as directors, and submits its recommendations for nomination of directors to the Board. The Nominating Committee also regularly reviews the size and composition of the Board, individual director performance, and level of compensation of directors, and recommends to the Board any changes it deems appropriate. The policies and function of the Nomination Committee are detailed in its Charter, which is currently available at our website at www.aerosonic.com. The Nominating Committee met one time during fiscal year 2009.

Our Bylaws provide that stockholders may make nominations for election to the Board and the Nominating Committee will consider those nominees. To recommend a prospective nominee to the Nominating Committee for consideration at an annual meeting, stockholders must submit the prospective nominee’s name and qualifications to the Corporate Secretary, in writing, by delivering or sending such recommendation not less than 90 days nor more than 120 days prior to the anniversary of the preceding year’s annual meeting to the following address: Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida, 33765, Attention: Corporate Secretary. Stockholders are urged to assure delivery of their recommendations by arranging for some form of delivery receipt. The Nominating Committee did not receive any nominations during the required time period for consideration at this year’s annual meeting.

The Nominating Committee’s policy regarding the consideration and selection of director candidates (whether recommended by directors, members of management, stockholders, or any other persons) is to seek candidates who have a demonstrable record of personal and professional ethics and integrity, business and professional experience, knowledge of our industry, academic achievements, service on other boards of directors, and civic involvement. The Nominating Committee has not set any objective minimum qualifications that must be met by a nominee, but rather seeks to identify candidates with outstanding backgrounds and experience as measured by the above selection criteria.

The Nominating Committee’s process for identifying and evaluating director nominees includes active solicitation of suggestions from our management, as well as engaging in an active dialogue with executives and directors within our industry and in related industries. The Nominating Committee also considers nominations submitted by stockholders as discussed above. The Nominating Committee requires a background check by an independent contractor of any candidate it deems as an appropriate nominee, before making a recommendation of that person to the Board. The Company has not paid any fees to third parties to identify or evaluate or assist in identifying or evaluating potential nominees, but may consider the use of such third parties in the future.

COMPENSATION OF DIRECTORS

Each independent director receives annual cash compensation of $20,000 plus an annual grant of shares of our common stock, valued at $20,000, rounded to the next whole share. For the fiscal second and third quarters of 2009, the independent directors elected to receive common stock of the Company in lieu of the cash portion of their compensation to help the Company with its short-term liquidity needs. Awards of 1,205, 3,817 and 8,197 shares each of our common stock for the fiscal quarters ending May 2, 2008, August 1, 2008, October 31, 2008, respectively, were made to Messrs. Robinson, Russell and Whytas totaling 13,219 shares. The Company accrued an additional 17,646 shares of our common stock subject to approval of the proposal to amend the Aerosonic Corporation 2004 Stock Incentive Plan for the above mentioned directors for services provided in the fiscal fourth quarter which ended January 31, 2009.

DIRECTOR COMPENSATION TABLE

The following table shows for our non-executive directors all compensation earned in fiscal year 2009 on account of fees, whether paid in cash or stock, and stock option awards.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Roy Robinson	$10,000	$30,000	$—	$—	$40,000
Donald Russell	$10,000	$30,000	$—	$—	$40,000
Thomas E. Whytas	$10,000	$30,000	$—	$—	$40,000

Cash Based Compensation

In fiscal year 2009, non-executive directors received cash compensation of $10,000 each. The Company does not pay additional fees (in cash or otherwise) for attending board or committee meetings. Normally each non-executive director is paid cash compensation of $5,000 per quarter or $20,000 annually, on the last day of January, April, July and October. To assist the Company in meeting its liquidity challenges, as a result of business interruption from a fire at the Company’s Clearwater, Florida facility on August 8, 2008, the non-executive directors elected to receive their second and third quarters’ cash compensation in the Company’s common stock. The Company also reimburses non-executive directors for actual travel and out-of-pocket expenses incurred in connection with their service to the Company.

Stock-Based Compensation

In fiscal year 2009, non-executive directors also received stock-based compensation of $30,000. All stock-based compensation is accrued quarterly and valued as of the last day of each fiscal quarter. The number of shares issued at each of these dates is determined by the stock price at the close of business on those dates. For the fiscal year 2010, the non-executive directors have agreed to accept the common stock portion of their director compensation, in cash, to the extent that shares of our common stock are not available for issuance under the Plan.

Communications to the Board from Stockholders

The Board welcomes communications from our stockholders and requests that all such communications be sent to Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765, Attention: Corporate Secretary. All communications that relate to matters that are within the scope of responsibilities of the Board or its committees will be forwarded to the appropriate directors by the Corporate Secretary. Communications also may be addressed to one or more directors, or to the entire Board. If a stockholder requests that any such communication be treated as confidential and delivered only to one or more directors, it may be submitted in a sealed envelope with a request that the communication be treated as a confidential matter for immediate delivery to the intended recipient(s).

Code of Conduct

We have adopted a Code of Conduct that includes a code of ethics that applies to all of our employees and directors (including our principal executive officer and our principal finance and accounting officer). This Code of Conduct is posted on our website and is available for review at www.aerosonic.com/codeofconduct.html.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 (the “Act”), as amended, requires our directors and specified officers to file reports on Forms 3, 4 and 5 with respect to their ownership and changes in ownership of our equity securities with the Securities and Exchange Commission (the “SEC”) and the NYSE Amex and to furnish us with copies of these reports.

Based solely upon a review of the copies of these Form 3, 4, and 5 reports and amendments thereto that we received, and certain written representations that we received from these persons, we believe that all applicable filing requirements were complied with for fiscal year 2009.

Certain Relationships and Related Person Transactions

Aerosonic has maintained a long-standing business relationship with the Commercial Infrared division of Raytheon Company. In late 2004, L-3 Communications Corporation, the parent company of METI, the employer of Mr. Whytas (a current director), acquired this business from Raytheon and renamed it L-3 Integrated Systems Group. Mr. Whytas is currently the Chief Financial Officer of METI. L-3 Communications Corporation subsequently sold METI in October 2008, thereby eliminating its ongoing relationship with Mr. Whytas. Aerosonic has continued its business relationship with the Integrated Systems Group. During fiscal year 2009, the Company had sales of its products to this division. These sales were made on terms at least as favorable as would have been available to other parties. The Company intends to continue its dealings with the L-3 Integrated Systems Group Products division going forward on similar terms. Based on the pertinent facts and circumstances and taking into consideration all applicable laws, regulations and stock exchange listing requirements, the Board has determined that the prior ongoing relationship between the L-3 Integrated Systems Group and Mr. Whytas was not material and did not, and currently does not affect the independence of Mr. Whytas.

OWNERSHIP OF SECURITIES

Based on a review of filings with the SEC, as well as information available to us, the following table sets forth information as of June 1, 2009 (except as noted below) as to our common stock owned by (a) each of our directors, (b) each of our named executive officers, (c) all of our current directors and executive officers as a group and (d) each person who, to our knowledge, beneficially owned more than 5% of our common stock. As of June 1, 2009, we had 4,131,110 of our common shares issued and 3,700,343 common shares outstanding:

Name of Beneficial Owner (and address of Owners of More than 5%)	Amount of Shares Beneficially Owned (1)		Percent of Class
Douglas J. Hillman	29,500	(2)	*

Kevin J. Purcell	—	(3)	*

Charles L. Pope	—	(4)	*

Roy Robinson	22,482	(5)	*

Thomas Cason	—	(6)	*

Thomas E. Whytas	28,444	(7)	*

Carmelo Russo	15,000	(8)	*

P. Mark Perkins	33,333	(9)	*

David A. Baldini	15,000	(10)	*

Donald Russell	106,166	(11)	2.82%

All current directors and executive officers as a group (7 persons)	219,925	(12)	5.84%

Brown Advisory Holdings Inc. 901 South Bond Street, Suite 400 Baltimore, MD 21231-3340	443,948	(13)	11.80%

Electro Technik Industries, Inc. 12449 Enterprise Boulevard Largo, FL 33773	486,000	(14)	12.91%

*	Less than 1%

(1)	The directors, executive officers, and groups named in the table above have sole or shared voting power or investment power with respect to the shares listed in the table, unless otherwise indicated herein. The share amounts listed include shares of our common stock that the following persons have the right to acquire within 60 days from June 1, 2009.

(2)	Mr. Hillman currently holds 4,500 shares of common stock, 25,000 exercisable options and 98,000 unvested options.

(3)	Mr. Purcell was hired as our Chief Financial Officer in May 2009. He currently holds 25,000 unvested options.

(4)	Mr. Pope resigned as our Chief Financial Officer in September 2008.
(5)	Includes accrued compensation to be paid in the Company’s common stock for the fourth quarter of fiscal 2009 and the first quarter of fiscal 2010 of 5,882 and 2,381, respectively, subject to approval of the proposal to amend the Aerosonic Corporation 2004 Stock Incentive Plan.

(6)	Mr. Cason currently holds 49,000 unvested options.
(7)	Includes accrued compensation to be paid in the Company’s common stock for the fourth quarter of fiscal 2009 and the first quarter of fiscal 2010 of 5,882 and 2,381, respectively, subject to approval of the proposal to amend the Aerosonic Corporation 2004 Stock Incentive Plan.

(8)	Mr. Russo retired from the Company in June 2008. Pursuant to the Severance Agreement and General Release dated June 19, 2008, any unvested options held by Mr. Russo became exercisable at that date and could be exercised at any time until the twelve (12) month anniversary date thereof. Mr. Russo currently holds 15,000 exercisable options.

(9)	Mr. Perkins currently holds 10,000 shares of common stock, 23,333 exercisable options and 42,667 unvested options.

(10)	Of this amount, 7,000 shares of common stock are held jointly by Mr. Baldini and his spouse.

(11)	Of this amount, 2,500 shares of common stock are held by Mr. Russell’s spouse, and 2,000 shares are held in trusts for Mr. Russell’s children. Includes accrued compensation to be paid in the Company’s common stock for the fourth quarter of 2009 and the first quarter 2010 of 5,882 and 2,381, respectively, subject to approval of the proposal to amend the Aerosonic Corporation 2004 Stock Incentive Plan.

(12)	Includes 25,000, 23,333 and 15,000 exercisable options held by Messrs. Hillman, Perkins and Russo, respectively.

(13)	The information for Brown Advisory Holdings Incorporated is derived from a Schedule 13G/A, dated December 31, 2008, filed with the SEC on February 17, 2009, which states that, as of December 31, 2008, 442,448 shares were owned by clients of Brown Advisory Securities, LLC, a Broker-Dealer as defined in Section 3 of the Act and an Investment Advisor registered under Section 203 of the Investment Advisers Act of 1940; and 1,500 shares were owned by clients of Brown Investment Advisory & Trust Company, a Bank as defined in Section 3(a)(6) of the Act. Those clients referenced therein have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities.

(14)	The information for Electro Technik Industries, Inc. (ETI) is derived from a Schedule 13D, dated December 31, 2008, filed with the SEC, which states that, as of December 30, 2008, beneficially owned 486,000 shares with sole power to vote and dispose of such shares.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee has the responsibility to review, approve and recommend for the approval of the full Board the annual compensation and compensation procedures for our executive officers: the president and chief executive officer, the executive vice president-chief financial officer, the executive vice president-sales and marketing and the executive vice president-operations.

Compensation Objectives

The primary goals of our executive compensation are to incentivize and reward superior executive performance and encourage diligence, hard work and dedication. Our compensation programs are designed to enable us to achieve the following objectives:

•	to attract, engage and retain top talent that ensures the achievement of business goals, strategies and objectives;

•	to reward officers for long-term strategic management, which includes, among other things, the implementation of cost-saving strategies and retention of key customers; and

•	to reward superior executive performance that results in increased value for our stockholders.

Compensation Elements

Our executive compensation program has a primary purpose to attract, retain and motivate highly trained, experienced individuals whose technical expertise and business talents will enable us to succeed. The key components of that program during the last fiscal year were base salary, annual bonus awards and long-term incentives, as discussed below.

Base Salary. The primary element of our executive compensation is base salary. In approving or fixing base salaries, the Compensation Committee draws upon its collective business judgment and experience on what it understands to be fair, reasonable and equitable compensation in view of our requirements for recruitment and retention in a highly competitive market. In its deliberations, the Compensation Committee considers:

•	the executive’s compensation relative to other officers;

•	recent and expected performance of the executive;

•	our recent and expected overall performance; and

•	our overall budget for base salary increases.

We rely upon our judgment of numerous factors, and not solely upon set numerical performance data or similar guidelines. We do not use short-term changes in our stock price as a guide in determining executive compensation. Key factors affecting our judgments include the nature and scope of each executive’s responsibilities, effectiveness, productivity and growth. Of course, in order to attract and retain talented executives, our executive compensation is also calibrated by comparison to the executive compensation of executives at similarly sized and situated companies in our geographic area.

Cash Bonus Program. In addition to base salaries, each year we seek to reward superior executive performance through bonuses. We believe that this structure allows us the flexibility to reward performance without creating a system where annual bonuses are paid without regard to our performance and are viewed as an entitlement rather than an incentive and reward. At the end of each year, the Board, upon recommendation of the Compensation Committee, determines the level of achievement for each corporate goal and awards an overall grade for the achievement of corporate goals. Final determinations of bonus levels are then based on the achievement of these corporate goals, an assessment of the Company’s overall success and an assessment of each individual’s performance. Actual bonuses are paid to the executives in the second quarter of the following year, unless other arrangements are agreed. Bonuses were awarded for fiscal year 2009 to the named executive officers as discussed below.

Long-Term Incentives. We have one equity-based employee compensation plan, referred to as the Aerosonic Corporation 2004 Stock Incentive Plan, as amended and restated on July 26, 2007. Our long-term equity incentives are stock options and they are designed to focus management on the long-term success of the Company to be evidenced by appreciation of the Company’s stock price over several years, as a result of growth in its earnings per share and other elements. These long-term equity incentives thereby align the interests of the optionees with the interests of the stockholders. Stock options were awarded in fiscal year 2009 to Messrs. Hillman, Perkins and Cason of 75,000, 27,000 and 25,000, respectively.

Management and Compensation Committee Actions for 2009. With respect to compensation paid in fiscal year 2009, the Compensation Committee reviewed the performance of each of our executive officers with the full Board for the purposes of determining the base salary of each, the amounts of any cash bonuses and other benefits, if any, to be paid or granted in consideration for the services that were provided during fiscal year 2009.

The Compensation Committee analyzed several factors, both qualitative and quantitative, in determining overall compensation packages for fiscal year 2009 in order to tie financial rewards paid to our executive officers, to both our then-current and expected future financial performance. In reviewing our fiscal year 2009 performance, the Compensation Committee considered the following factors: The condition the Company was in when the executives were hired; the financial performance of the Company during the year; the challenges faced due to the strained financial condition of the company; the effects of the August 8, 2008 fire; the severely contracted lending environment; the actions taken by the executives to recover the Company; and the status of the recovery and turn-around as the fiscal year concluded. While the Company’s overall financial performance in total for fiscal year 2009 was disappointing, the Committee believes that the actions taken and progress demonstrated have earned the executive officers partial bonuses consistent with their respective employment agreements. The Company has recovered from most of the effects of the fire and continues to make good progress in its operating and financial condition. The Compensation Committee has recommended, and the Board approved the following bonuses for fiscal year 2009: Douglas Hillman, $39,500; P. Mark Perkins, $28,875; and Thomas Cason, $12,320.

Ownership Guidelines. We do not have a stock ownership policy for our executives.

Hedging and Insider Trading Policies. We do not have a formal policy on hedging. We prohibit trading in our securities during closed periods which are the two months before the release of annual results and one month before the release of quarterly results.

Equity Grant Practices. The Plan is administered by the Plan Committee. Option awards are granted by the Compensation Committee (and approved by the Board) and are based on the named executive officer’s individual performance and contribution to the Company.

Retirement Benefits. We have no defined benefit pension plan. We have a 401(k) Plan covering substantially all employees. The 401(k) Plan is an important factor in attracting and retaining employees as it provides an opportunity to accumulate retirement funds. Our 401(k) Plan provides for annual deferral of up to $15,500 for individuals until age 50, $20,500 for individuals 50 and older, or, as otherwise allowed by the Internal Revenue Code. Historically, we have matched 100% of employee contributions up to 3% of employee salary, however, effective January 31, 2009, the Company has elected to discontinue matching employee contributions indefinitely. Matching contributions vest according to the following schedule:

Years of Service	Vested Interest
Less than 2 years	0%
2 years, but less than 3 years	33%
3 years, but less than 4 years	67%
4 years or more	100%

Welfare Benefits. In order to attract and retain employees, we provide certain welfare benefit plans to our employees, which include medical and dental insurance benefits, group term life insurance and disability insurance. We may also, from time to time provide other benefits to executives. The Company presently does not provide any additional benefits to its executive officers. None of these benefits are provided to non-employee directors.

Employment Agreements; Severance Arrangements. Mr. Perkins entered into an amended and restated employment agreement with the Company dated November 28, 2005. The Company provided notice on May 25, 2007 to Mr. Perkins that the employment agreements would not be renewed and would expire on November 28, 2009; however, the Company would be providing an amendment to the current employment agreements to comply with the new Section 409A of the Internal Revenue Code of 1986. The employment agreement also provides for severance benefits. The severance benefit is payable in the event of termination of employment by the Company under certain limited circumstances or in the event of termination of employment by such employee in the event of a change in control (or during the eighteen month period following a change in control) that causes a material change in the terms of the employment agreement or reassigns the employee’s principal place of employment in excess of 25 miles from employee’s principal place of employment. A “change in control” takes place if (a) any person or affiliated group becomes the beneficial owner of more than 50% of our outstanding securities; (b) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or (c) our stockholders approve of a plan for our liquidation or dissolution or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets. The severance benefit for termination by the Company in certain limited circumstances is base salary and benefit continuation and, at the discretion of the Board, bonus continuation for the remainder of time of the applicable employment agreement. Benefit continuation includes health and medical insurance, life insurance and 401(k) Plan match.

In the event if Mr. Perkins terminates his employment due to a change in control resulting in a material change in the terms of his employment agreement or a reassignment of the employee’s principal place of employment in excess of 25 miles from employee’s principal place of employment, the Company will be obligated to pay, as severance pay, an amount equal to such employee’s base salary at the current level at time of termination for the remainder of the term of the employment agreement (including any extension).

Mr. Hillman’s employment agreement commenced on April 17, 2008 and he is an “at will” employee. The employment agreement is terminable by: (i) the employee on 30 days prior written notice, or immediately upon mutual agreement, (ii) the Company at any time with “cause” (as such is defined in the employment agreement), immediately upon written notice to Mr. Hillman, or (iii) the employee’s death or disability. In the event that the Company elects to terminate Mr. Hillman without cause, the employee will be entitled to receive severance payments of up to six months salary if he does not directly or indirectly, own, operate, manage, control or participate in a business substantially similar to the Company’s business during the six months subsequent to termination.

Mr. Cason’s employment agreement commenced on August 26, 2008 and he is an “at will” employee. The employment agreement is terminable by: (i) the employee on 30 days prior written notice, or immediately upon mutual agreement, (ii) the Company at any time with “cause” (as such is defined in the employment agreement), immediately upon written notice to Mr. Cason, or (iii) the employee’s death or disability. In the event that the Company elects to terminate Mr. Cason without cause, the employee will be entitled to receive severance payments of three months salary if terminated before August 26, 2009, or six months salary if terminated after that date.

As of January 31, 2009, the estimated cash value of benefits for Messrs. Perkins, Hillman and Cason are $12,000, $0 and $0, respectively. The value of each of these estimated severance benefits is based on the amount of base salary and benefits payable from February 1, 2009 for the applicable time period. In addition, each of Messrs. Perkins, Hillman and Cason may be entitled to bonus continuation, subject to the recommendation of the Compensation Committee and approval of the Board.

Options Vesting on Change in Control. Under the Plan, all outstanding options shown in the table below “Outstanding Equity Awards at Fiscal Year-End” for the Named Executive Officers will become immediately exercisable in the event that there is, with respect to us, a “change in control.” A “Change of Control” is defined by the Plan as: (i) the acquisition by a person of control of 50% or more of the combined voting securities of the Company, (ii) the merger or consolidation of the Company and any other entity where the voting securities of the Company prior to thereto do not represent more than 50% of the combined voting power of the voting securities of the Company or such surviving entity immediately after such merger or consolidation, or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

Indemnification and Insurance. Under our Certificate of Incorporation, indemnification is afforded our directors and executive officers to the fullest extent permitted by Delaware law and in addition, with respect to our “independent” directors pursuant to indemnification agreements entered into between the Company and each of such directors. In accordance with the terms of such indemnification agreements, indemnification for the “independent” directors also includes payment of any cost reimbursement which an indemnitee incurs because of claims against the indemnitee and provides for advancement to the indemnitee of those costs, including legal fees. We are, however, not obligated to provide indemnity and costs where it is adjudicated that the indemnitee did not act in good faith in the reasonable belief that the indemnitee’s actions were in our best interests, or, in the case of a settlement of a claim, such determination is made by our Board of Directors.

We carry insurance providing indemnification, under certain circumstances, to directors and officers for claims against them by reason of, among other things, any act or failure to act in their capacities as directors or officers. The current annual premium for this policy is approximately $95,000.

No payments have been made to any of our past or present directors or officers for such indemnification or under any insurance policy.

Compensation Recovery Policies. We maintain a policy that we will evaluate in appropriate circumstances whether to seek the reimbursement of certain compensation awards paid to an executive officer, if such executive engages in misconduct that caused or partially caused a restatement of our financial results, in accordance with section 304 of the Sarbanes-Oxley Act of 2002. If circumstances warrant, we will seek to recover appropriate portions of the executive officer’s compensation for the relevant period, as provided by law.

Tax Deductibility of Executive Compensation. We review and consider the deductibility of executive non-performance based compensation under the requirements of Code Section 162(m), which provides that we may not deduct compensation of more than $1,000,000 that is paid to certain individuals, subject to certain exceptions, including an exception for performance-based compensation. We believe that compensation paid to our executives, including under our incentive plans is generally fully deductible for federal income tax purposes.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning the compensation earned in fiscal year 2009 by our Chief Executive Officer and President and each of our two other most highly compensated executive officers who were serving as executive officers as of January 31, 2009. Also included is our former President and Chief Executive Officer who resigned during fiscal year 2008 and our former Executive Vice-President and Chief Financial Officer and former Executive Vice-President and Chief Operating Officer, both of whom resigned during fiscal year 2009. We refer to the officers listed in the table below collectively as our “Named Executive Officers.”

2009 Summary Compensation Table

Name and Principal Position	Year ended 31-Jan	Salary ($)	Bonus ($)	Stock Awards ($) (1)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and NQDC Earnings ($)	All Other Compensation ($)(6)	Total
Douglas J. Hillman,	2009	$157,229	—	—	238,104	—	—	8,144	$403,477
President & Chief Executive Officer	2008	$—	—	—	—	—	—	—	$—

P. Mark Perkins,	2009	$163,329	—	—	82,563	—	—	14,145	$260,037
Executive Vice President Sales and Marketing	2008	$165,600	—	—	14,442	—	—	10,905	$190,947

Thomas Cason,	2009	$67,641	—	—	42,750	—	—	473	$110,864
Executive Vice President & Chief Operating Officer (2)	2008	$—	—	—	—	—	—	—	$—

David A. Baldini,	2009	$202,587	—	—	—	—	—	7,957	$210,544
Former Chairman of the Board and Chief Executive Officer (3)	2008	$204,500	—	—	4,814	—	—	10,985	$220,299

Charles L. Pope,	2009	$123,419	—	—	—	—	—	7,652	$131,071
Former Chief Financial Officer (4)	2008	$60,577	—	—	—	—	—	1,982	$62,559

Carmelo Russo,	2009	$97,408	—	—	—	—	—	9,942	$107,350
Former Executive Vice President Operations (5)	2008	$172,200	—	—	14,442	—	—	10,940	$197,582

(1)	The method and assumptions used to calculate the value of the stock awards and option awards granted to our Named Executive Officers are discussed in Note 11 to the notes to our fiscal year 2009 consolidated financial statements.

(2)	Hired in August, 2008.

(3)	Resigned in November, 2007. Amounts listed include continuing compensation and benefits pursuant to a Separation Agreement and General Release dated January 2, 2008.

(4)	Resigned in September, 2008.

(5)	Resigned in June, 2008. Amounts listed include continuing compensation and benefits pursuant to a Severance Agreement and General Release dated June 19, 2008.

(6)	All Other Compensation is the value of employment benefits paid by the Company on behalf of the named executive officer. The Company does not maintain a separate benfits plan for its executives. These benefits include retirement contributions, medical and dental insurances, life insurance and short-term disability.

Stock Option Information for the Year Ended January 31, 2009

The following table provides information regarding each unexercised stock option held by each of our Named Executive Officers as of January 31, 2009.

Outstanding Equity Awards at January 31, 2009

	Option Awards
Name and Principal Position	Number of Securities Underlying Unexercised Options (# Exercisable)	Number of Securities Underlying Unexercised Options (# Unexerciseable)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date
Douglas J. Hillman,	—	75,000	—		$4.47	4/22/2018
President & Chief Executive Officer

P. Mark Perkins,	7,500	—	—		$6.20	6/9/2015
Executive Vice President Sales and Marketing	7,500 — —	— 25,000 2,000	— — —	$ $ $	8.29 4.47 2.25	4/6/2016 4/22/2018 10/1/2018

Carmelo Russo,	7,500	—	—		$6.20	6/27/2009
Former Executive Vice President Operations	7,500	—	—		$8.29	6/27/2009

Thomas Cason, Executive Vice President & Chief Operating Officer	—	25,000	—		$2.39	8/26/2018

Stock options were awarded in fiscal year 2009 to Messrs Hillman, Perkins and Cason of 75,000, 27,000 and 25,000, respectively. Subsequent to January 31, 2009, Messrs. Hillman, Perkins and Cason were awarded additional options of 48,000, 24,000 and 24,000, respectively. No option awards were exercised by any of the Named Executive Officers through June 1, 2009. David A. Baldini and Charles L. Pope did not hold any outstanding equity awards as of January 31, 2009.

The following table sets forth potential amounts payable to our Named Executive Officers pursuant to their respective employment agreements. The table below reflects the estimated amounts payable to our Named Executive Officers assuming their employment was terminated as of January 31, 2009.

Potential Payments Upon Termination or Change in Control

Name and Principal Position	Benefit	Termination for other than Change in Control*		Termination Following a Change in Control
Douglas Hillman,	Salary	$100,000	(1)	$100,000
President and Chief Executive Officer	Benefits continuation	—	(1)	—

	Total value:	$100,000	(1)	$100,000

P. Mark Perkins,	Salary	138,000	(1)	138,000
Executive Vice President
Sales and Marketing	Benefits
	continuation	12,000	(1)	—

	Total value:	$150,000	(1)	$138,000

Thomas Cason,	Salary	80,000	(1)	80,000
Executive Vice President, Operations	Benefits
	continuation	—		—

	Total value:	$80,000	(1)	$80,000

*	Upon such termination of employment, the applicable named executive may be entitled to future bonuses, subject to the Compensation Committee’s recommendation and the Board’s approval.

(1)	Estimated value if the named executive’s employment agreement had been terminated as of January 31, 2009.

Potential Payments Upon Termination or Change in Control

Please see “Employment Agreements; Severance Arrangements” above for a description of the severance arrangements with Douglas J. Hillman, P. Mark Perkins and Thomas Cason.

Other Compensation

All of our executives are eligible to participate in our health and welfare benefit plans. These plans are available to all employees and do not discriminate in favor of executive officers. It is generally our policy to not extend significant perquisites to our executives that are not available to all of our employees. We have no current plans to make changes to levels of benefits and perquisites provided to executives.

Tax and Accounting Considerations

We have structured our compensation program to comply with Section 409A of the Internal Revenue Code of 1986, as amended, or Section 409A. If an executive is entitled to nonqualified deferred compensation benefits that are subject to Section 409A, and such benefits do not comply with Section 409A, then the benefits are taxable in the first year they are not subject to a substantial risk of forfeiture. In such case, the executive is subject to regular federal income tax, interest and an additional federal income tax of 20% of the benefit includible in income.

Benefit Plans

As of January 31, 2009, a total of 400,000 shares of our common stock had been reserved for issuance under the Plan. The following table provides information as of January 31, 2009 with respect to shares of our common stock that may be issued under our equity compensation plan:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding those reflected in column (a)
	(a)		(b)	(c)
Equity compensation plan approved by security holder	168,100	(1)	$4.48	231,900	(2)
Equity compensation plan not approved by security holders	—		—	—

Total	168,100	(1)	$4.48	231,900	(2)

(1)	Includes options to purchase shares of our common stock and restricted stock awards under the Plan.

(2)	Consists of shares available as of January 31, 2009 for future issuance under the Plan.

COMPENSATION COMMITTEE REPORT

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

THE COMPENSATION COMMITTEE

Donald Russell (Chairman)

Roy Robinson

Thomas E. Whytas

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee currently determines the compensation levels of our executive officers as described above. None of our executive officers has served as a director or member of a compensation committee, or other committee serving an equivalent function, of any entity of which one of its executive officers served as a member of our Compensation Committee or our board of directors.

AUDIT COMMITTEE REPORT

In accordance with its written Charter, the Audit Committee assists the Board in fulfilling its responsibility for oversight of management and its independent auditors in respect of corporate accounting, financial reporting practices, and the quality and integrity of our financial reports. The independent auditors, not the Audit Committee, are responsible for planning and conducting independent audits of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and applicable laws and regulations.

In this context, the Audit Committee has met and held discussions with our management and independent auditors. Management represented to the Audit Committee that our audited financial statements were prepared in accordance with accounting principles generally accepted in the United States and applicable laws and regulations, and the Audit Committee has reviewed and discussed our audited financial statements with management and the independent auditors. The Audit Committee has discussed with our independent auditors the matters required to be discussed by Statement on Accounting Standards 61 (Communications with Audit Committees), as amended.

The Audit Committee has received the written disclosures and the letter from our independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with our independent auditors their independence.

In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management and our independent auditors, which, in their report, express an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States. In reliance on the reviews and discussions referred to in this Report and in light of its role and responsibilities, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended January 31, 2009.

The Audit Committee of the Board of Directors held six meetings during the year ended January 31, 2009.

The Audit Committee Report does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate the Audit Committee Report by reference therein.

THE AUDIT COMMITTEE

Thomas E. Whytas (Chairman)

Donald Russell

Roy Robinson

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Kirkland, Russ, Murphy & Tapp, P.A. served as our independent auditors for the year ended January 31, 2009. McGladrey & Pullen, LLP, which acquired certain partners of our former auditor Tedder, James, Worden & Associates, P.A. (collectively, “McGladrey & Pullen”), served as our independent auditors for the year ended January 31, 2008 and for the first three quarters of fiscal year 2009. We selected Kirkland, Russ, Murphy & Tapp, P.A. to be our independent auditors for the fiscal year 2009 audit and for all of fiscal year 2010. Representatives from Kirkland, Russ, Murphy & Tapp, P.A. are expected to be present at the meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate inquiries.

The following table sets forth the aggregate fees billed by Kirkland, Russ, Murphy & Tapp, P.A and McGladrey & Pullen, LLP to us for the years ended January 31, 2009 and 2008 for audit and other professional services.

	Fiscal Years,
	2009	2008
Audit Fees	$296,000	$262,000
Audit-Related Fees	36,000	18,000
Tax Fees	4,000	83,000
All Other Fees	6,000	10,000

Total Fees	$342,000	$373,000

The terms “Audit Fees,” “Audit-Related Fees,” “Tax Fees,” and “All Other Fees” in the above table, shall have the following meanings:

Audit Fees. Audit Fees, which were approximately $296,000 and $262,000 for fiscal years 2009 and 2008, respectively, are fees billed to us for professional services rendered for the audit of our annual financial statements and review of financial statements included in our Forms 10-Q, and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Audit-Related Fees, which were approximately $36,000 and $18,000 for fiscal years 2009 and 2008, respectively, are for the audit of our 401(k) plan.

Tax Fees. Tax Fees, which were approximately $4,000 and $83,000 for fiscal years 2009 and 2008, respectively, are fees billed to us for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees. All Other Fees, which were approximately $6,000 and $10,000 for fiscal years 2009 and 2008, respectively, are fees billed to us for products and services provided to us not included in the foregoing categories.

The Audit Committee has considered whether the provision of the services identified under Audit-Related Fees, Tax Fees and All Other Fees is compatible with maintaining the independence of our principal accountants and have determined that the provision of such services is compatible with such accountants’ independence.

The engagement of our independent auditors and any non-audit services to be provided thereby shall be pre-approved by the Audit Committee or approved pursuant to policies and procedures established by the Audit Committee.

STOCKHOLDER PROPOSALS FOR 2010 PROXY STATEMENT

In accordance with Rule 14a-8 of the Securities Exchange Act of 1934, as amended, any stockholder proposals intended to be included in the proxy statement and presented at the 2010 Annual Meeting of Stockholders of the Company must be received by the Company no later than February 19, 2010. The proposal should be sent to our offices and be addressed to: Corporate Secretary, Aerosonic Corporation, 1212 N. Hercules Avenue, Clearwater, FL 33765. In addition, the Company has established an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. In order to be considered for inclusion in the annual meeting to be held in 2010, stockholder proposals must be submitted to our Corporate Secretary at our offices at 1212 N. Hercules Avenue, Clearwater, FL 33765, not less than 90 days nor more than 120 days in advance of July 13, 2010. In addition, stockholder proposals must meet other applicable criteria set forth in our Bylaws in order to be considered at the 2010 annual meeting. Your Board will review any stockholder proposals that are filed as required and will determine whether they meet applicable criteria for consideration at the 2010 annual meeting.

OTHER MATTERS

We have no information that any other matter will be brought before the meeting. If other matters are presented, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their best judgment, discretionary authority to do so being included in the proxy.

SOLICITATION AND EXPENSES

We will pay all costs associated with the solicitation of your proxy. In addition to the solicitation of proxies by mail, proxies may be solicited by our directors and officers, by personal interview, telephone, telegraph and mail. Brokerage houses, banks and other fiduciaries will be requested to forward the soliciting material to their principals and obtain authorization for the execution of proxies and will be reimbursed for their reasonable out-of-pocket expenses.

HOUSEHOLDING

“Householding” is a program, approved by the Securities and Exchange Commission which allows companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, stockholders should write to the Corporate Secretary, Aerosonic Corporation, 1212 North Hercules Avenue, Clearwater, Florida 33765 or call 727.461.3000.

June 1, 2009

Clearwater, Florida

APPENDIX A

AMENDEMENT TO

AEROSONIC CORPORATION

2004 STOCK INCENTIVE PLAN, as amended and restated on July 26, 2007

The 2004 Stock Incentive Plan of Aerosonic Corporation, as amended and restated on July 26, 2007, is hereby amended as follows:

Section 1(d) shall now read in its entirety as follows:

“(d) Effective Date and Term of the Plan. The amended and restated Plan shall be effective upon approval by the Company’s stockholders and shall continue in effect for ten years from its original July 14, 2004 effective date (the “Effective Date”), unless earlier terminated or extended by an amendment to the Plan.”

Section 4(a) shall now read in its entirety as follows:

“(a) Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 550,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.”

AEROSONIC CORPORATION

2004 STOCK INCENTIVE PLAN

(As Amended and Restated on July 26, 2007)

SECTION 1. GENERAL PROVISIONS.

(a) Establishment of Plan. Aerosonic Corporation, a Delaware corporation (the “Company”), previously established an equity incentive compensation plan to be known as the Aerosonic Corporation 2004 Stock Incentive Plan (the “Plan”). The Plan has been amended and restated on July 26, 2007, contingent on shareholder approval.

(b) Purpose of the Plan. The purpose of the Plan is to encourage and enable officers, other employees and non-employee directors of the Company and its Subsidiaries to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will assure a closer identification and alignment of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company, and to assist in the recruitment of new employees.

(c) Types of Awards. Awards under the Plan may be made to Eligible Persons in the form of: (i) Incentive Stock Options, (ii) Non-Statutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock, and (v) Unrestricted Stock, except that only employees of the Company (and not Non-Employee Directors) may receive Awards of Incentive Stock Options.

(d) Effective Date and Term of the Plan. The amended and restated Plan shall be effective upon approval by the Company’s stockholders and shall continue in effect for five years from its original July 14, 2004 effective date (the “Effective Date”), unless earlier terminated or extended by an amendment to the Plan.

SECTION 2. DEFINITIONS.

The following terms shall be defined as set forth below:

(a) “Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Stock Appreciation Rights, Restricted Stock Awards and Unrestricted Stock Awards.

(b) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Subsidiary that the Holder’s employment or other relationship with the Company or any such Subsidiary should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Subsidiary) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Subsidiary or any other Subsidiary or on the Award holder’s ability to perform services for the Company or any such Subsidiary, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Subsidiary.

(e) “Change of Control” shall have the meaning set forth in Section 14 hereof.

(f) “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

(g) “Committee” shall have the meaning set forth in Section 3(a) hereof.

(h) “Corresponding SARs” shall have the meaning set forth in Section 6 hereof.

(i) “Disability” means the inability of an Eligible Person to perform substantially his or her duties and responsibilities to the Company or to any Subsidiary by reason of a physical or mental disability or infirmity (i) for a continuous period of one hundred eighty (180) days, or (ii) at such earlier time as the Eligible Person submits medical evidence satisfactory to the Committee that the Eligible Person has a physical or mental disability or infirmity that will likely prevent the Eligible Person from returning to the performance of the Eligible Person’s work duties for one hundred eighty (180) days or longer. The commencement date of such Disability shall be the last day of such one hundred eighty (180) days period or the day on which the Eligible Person submits such satisfactory medical evidence, as the case may be.

(j) “Eligible Persons” shall have the meaning set forth in Section 5 hereof.

(k) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(l) “Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by the American Stock Exchange or such other registered national securities exchange on which the Stock may be listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

(m) “Incentive Stock Options” means any Stock Options designated and qualified as “incentive stock options” as defined in Section 422 of the Code.

(n) “Independent Director” means any director who meets the independence requirements of Section 121 of the American Stock Exchange Company Guide or the comparable requirements of any other national securities exchange or automated quotation system on which the Stock may be listed or quoted.

(o) “Non-Employee Director” means any director who: (i) is not currently an officer of the Company or a Subsidiary, or otherwise currently employed by the Company or a Subsidiary, (ii) does not receive compensation, either directly or indirectly, from the Company or a Subsidiary, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

(p) “Non-Statutory Stock Options” mean any Stock Options that are not Incentive Stock Options.

(q) “Normal Retirement” means retirement in good standing from active employment with the Company and its Subsidiaries in accordance with the retirement policies of the Company and its Subsidiaries then in effect.

(r) “Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax- qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” status also shall be determined in accordance with Section 162(m) of the Code and the Treasury Regulations issued thereunder.

(s) “Options” or “Stock Options” means any options to purchase shares of Stock granted pursuant to Section 6 hereof.

(t) “Participants” means those persons selected from the Eligible Persons who have received Awards under the Plan.

(u) “Restricted Stock” and “Restricted Stock Award” means Awards granted pursuant to Section 7 hereof.

(v) “SEC” means the Securities and Exchange Commission or any successor authority.

(w) “Stock” means the Company’s common stock, $0.40 par value per share, which is subject to adjustments pursuant to Section 4 hereof.

(x) “Stock Appreciation Rights” or “SARs” means any stock appreciation rights that entitle the holder to receive cash or Stock equal to the increase in the Fair Market Value of the Stock underlying the stock appreciation rights during a stated period specified by the Committee. References to SARs include both SARs that are granted in relation to particular Options and can be exercised only upon the surrender to the Company, unexercised, of that portion of the Options to which the exercised SARs relate and SARs granted independently of Options, unless the context requires otherwise. Notwithstanding the foregoing, no holder may be entitled to receive under a SAR an amount greater than the excess of the Fair Market Value of the Stock on exercise of the SAR over such Fair Market Value on the date of the grant.

(y) “Subsidiary” or “Subsidiaries” means any corporation of which 50% or more of the total combined voting power of all classes of its capital stock is owned by the Company directly or indirectly through one or more other Subsidiaries.

(z) “Unrestricted Stock Awards” mean Awards granted pursuant to Section 8 hereof.

SECTION 3. ADMINISTRATION OF PLAN; COMMITTEE’S AUTHORITY TO SELECT PARTICIPANTS AND DETERMINE AWARDS.

(a) Committee. The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than three (3) persons each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an Outside Director, or a Non-Employee Director. The members of the Committee shall be appointed originally, and as vacancies occur, by the Board, to serve at the pleasure of the Board. Except for those powers as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

(b) Powers of Committee. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act (“Rule 16b-3”), by the Committee or, if necessary to so qualify the Awards, by the Board. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted (“Participants”);

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Stock Appreciation Rights, Restricted Stock and Unrestricted Stock, or any combination of the foregoing, granted to any one or more Participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and Participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the Participant’s consent; to accelerate the exercisability or vesting of all or any portion of any Award;

(v) to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised;

(vi) to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the shares of Stock to be issued upon exercise of a Nonstatutory Stock Option or vesting of an Award that number of shares of Stock having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the shares of Stock to be withheld shall be determined in such manner and on such date that the Committee shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have shares of Stock withheld for this purpose shall be made in such form and under such conditions as the Board may provide;

(vii) to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of shares of Stock, cash or a combination thereof, the amount of which is determined by reference to the value of the Award;

(viii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan. The Committee may delegate to one or more individuals the day-to day administration of the Plan. Such delegation may be revoked at any time.

A majority of the members of the Committee may determine its actions and fix the time and place of its meetings.

All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan Participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

SECTION 4. STOCK TO BE ISSUED UNDER THE PLAN; MERGERS; SUBSTITUTION.

(a) Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be 400,000 shares. For purposes of this limitation, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

(b) Limitation on Awards. In no event may any Plan Participant be granted Awards with respect to more than 200,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan Participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

(c) Stock Dividends, Mergers etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 16, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 4(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 14. Notwithstanding any of the foregoing, in no event may any change be made to an Incentive Stock Option which would constitute a modification within the meaning of Section 424(h) (3) of the Code or any Award that would cause the Award to not be exempt from, or out of compliance with, Section 409A of the Code.

(d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or a Subsidiary as the result of a merger or consolidation of the employing corporation with the Company or a Subsidiary or the acquisition by the Company or a Subsidiary of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 5. ELIGIBILITY.

Awards may be granted to officers, directors (including Non-Employee Directors) and employees of the Company and it’s Subsidiaries (“Eligible Persons”).

SECTION 6. STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

The Committee may grant to Eligible Persons Options to purchase Stock (“Stock Options”) and Stock Appreciation Rights (“SARs”).

Any Stock Options or SARs granted under the Plan shall be in such form as the Committee may from time to time approve but in all events shall designate the Eligible Person to whom the Award is granted and the number of shares of Stock covered by the Award.

Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

SARs may be granted under the Plan in relation to a particular Stock Option such that the SARs or related Options can only be exercised upon the surrender to the Company, unexercised, of that portion of the related Award to which the Award being exercised relates (“Corresponding SARs”) or granted independently of Stock Options.

No Incentive Stock Option or SAR granted in relation to an Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

The Committee in its discretion may determine the effective date of Stock Options and SARs, provided, however, that grants of Incentive Stock Options and Corresponding SARs shall be made only to persons who are, on the effective date of the grant, employees of the Company or a Subsidiary. Stock Options and SARs granted pursuant to this Section 6 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable. In addition, Incentive Stock Options and Corresponding SARs shall contain such other provisions as may be necessary to meet the requirements of the Code and the rulings and regulations issued thereunder with respect to Incentive Stock Options.

(a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 6 shall be determined by the Committee at the time of grant but shall not be less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b) Term. The term of each Stock Option or SAR shall be fixed by the Committee, but no Incentive Stock Option or Corresponding SAR shall be exercisable more than ten (10) years after the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option (with or without a Corresponding SAR) is granted to such employee, the term of such award shall be no more than five (5) years from the date of grant.

(c) Exercise Rights; Rights of a Stockholder. Stock Options and SAR shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option or SAR. A Participant shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option or SAR and not as to unexercised Stock Options or SARs.

(d) Method of Exercise. Stock Options and SARs may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares with respect to which the Award is being exercised. Payment of the exercise price for Options may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Award Agreement, by one or more of the following methods:

(i) by delivery to the Company of shares of Stock of the Company that either have been purchased by the Participant on the open market, or shares of Stock that have been beneficially owned by the Participant for a period of at least six months (or such other period as established from time to time by the Committee in order to avoid adverse accounting treatment applying generally accepted accounting principles) and are not then subject to restriction under any Company plan (“Mature Shares”); and such surrendered shares have a Fair Market Value equal in amount to the exercise price of the Options being exercised;

(ii) as long as the Stock is registered under the Exchange Act at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the Participant chooses to pay the purchase price as so provided, the Participant and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure; (This method of exercise shall include, in the case of a Participant who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer. Furthermore, the Company need not act upon such exercise notice until the Company receives full payment of the exercise price.) by reducing the number of Award shares otherwise issuable to the Participant upon exercise of the Award by a number of shares of Stock having a Fair Market Value equal to such aggregate exercise price; provided, however, that the Participant otherwise holds an equal number of Mature Shares;

(iii) by any combination of such methods of payment; or

(iv) as otherwise determined by the Committee.

The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt by the Company from the Participant (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) of the full purchase price for such shares and the fulfillment of any other requirements contained in the Award Agreement for the Option or imposed by applicable law.

(e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option or a SAR other than a Corresponding SAR granted in relation to an Incentive Stock Option, no Stock Option or SAR shall be transferable other than by will or by the laws of descent and distribution and all Stock Options and SARs shall be exercisable, during the Participant’s lifetime, only by the Participant.

(f) Annual Limit on Incentive Stock Options. Notwithstanding the designation “Incentive Stock Option” in an Award Agreement, if and to the extent that the aggregate Fair Market Value of the shares of Stock with respect to which Incentive Stock Options or Corresponding SARs granted in relation to Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds $100,000, such Options shall be treated as Non-Statutory Stock Options with respect to the number of shares of Stock that exceed the limit. For purposes of this Section 6(f), Incentive Stock Options and Corresponding SARs shall be taken into account in the order in which they were granted, and the Fair Market Value of the shares of Stock shall be determined as of the date of grant.

SECTION 7. RESTRICTED STOCK AWARDS.

(a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives. Certain shares of Restricted Stock granted under this Section may, at the discretion of the Committee, be granted to a Participant in a manner which is intended to be “performance-based compensation” within the meaning of Code 162(m). Any such awards designated to be “performance-based compensation” shall be conditioned on the achievement of one or more performance measures, to the extent required by Code Section 162(m).

(b) Acceptance of Award. A Participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the Participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c) Rights as a Stockholder. Upon complying with Section 7(b) above, a Participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 7 and subject to such other conditions contained in the written instrument evidencing the Restricted Stock Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 7(e) below.

(d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment of a Participant by the Company or its Subsidiaries for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase the Participant’s shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the Participant or the Participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the attainment of pre-established performance goals, objectives and other conditions on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 12 hereof, amend any conditions of the Award.

(f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 8. UNRESTRICTED STOCK AWARDS.

(a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any restrictions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b) Restrictions on Transfers. The right to receive unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 9. TERMINATION OF STOCK OPTIONS AND SARs.

(a) Incentive Stock Options and Corresponding SARs.

(i) Termination by Death. If any Participant’s employment by the Company and its Subsidiaries terminates by reason of death, any Incentive Stock Option and Corresponding SAR owned by such Participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the Participant, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Award, if earlier.

(ii) Termination by Reason of Disability or Normal Retirement.

(A) Any Incentive Stock Option and Corresponding SAR held by a Participant whose employment by the Company and its Subsidiaries has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Award, if earlier.

(B) Any Incentive Stock Option and Corresponding SAR held by a Participant whose employment by the Company and its Subsidiaries has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C) The Committee shall have sole authority and discretion to determine whether a Participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii) Termination for Cause. If any Participant’s employment by the Company and its Subsidiaries has been terminated for Cause, any Incentive Stock Option and Corresponding SAR held by such Participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Award can be exercised, to the extent it was exercisable at the time of such termination, for a period of up to thirty (30) days (or such longer period as the Committee shall specify at any time) from the date of termination of employment, or until the expiration of the stated term of the Award, if earlier.

(iv) Other Termination. Unless otherwise determined by the Committee, if a Participant’s employment by the Company and its Subsidiaries terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option and Corresponding SAR held by such Participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Award can be exercised, to the extent it was exercisable on the date of termination of employment, for a period of up to thirty (30) days (or such other period as the Committee shall specify at any time) from the date of termination of employment, or until the expiration of the stated term of the Award, if earlier.

(b) Non-Statutory Stock Options and SARs. Any Non-Statutory Stock Option or SAR other than a Corresponding SAR granted in relation to an Incentive Stock Option granted under the Plan shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 10. TAX WITHHOLDING.

(a) Payment by Participant. Each Participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any federal, state, local and payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Subsidiaries shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

(b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, m whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of Mature Shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

(c) Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 11. TRANSFER AND LEAVE OF ABSENCE.

For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from a Subsidiary to the Company or from the Company to a Subsidiary, or from one Subsidiary to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 12. AMENDMENTS AND TERMINATION.

The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award or result in a loss of exemption from or noncompliance with the rules of Section 409A of the Code, without the holder’s consent.

Notwithstanding the above, any material amendment to this Plan shall be subject to approval by the Company’s stockholders. For these purposes, a material amendment would include, but not be limited to, the following: (a) any material increase in the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spin-off or similar transaction); (b) any material increase in benefits to Participants not specifically provided herein; (c) any material expansion of the class of Eligible Persons; and (d) any expansion in the types of Options or Awards provided under this Plan.

This Plan shall terminate as of the fifth anniversary of its Effective Date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 13. STATUS OF PLAN.

With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a Participant, a Participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 14. CHANGE OF CONTROL PROVISIONS.

(a) Upon the occurrence of Change Control as defined in this Section:

(i) each holder of an outstanding Stock Option, SAR or Restricted Stock Award shall be entitled, upon exercise or vesting of such Award, to receive, in lieu of shares of Stock, shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control; and

(ii) the time for the exercise of each unexercised and unexpired Stock Option or SAR or the time for vesting of each unexpired Restricted Stock Award shall be accelerated, and all conditions and restrictions then in effect shall be waived, effective upon the effective date of such Change of Control.

(b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 15. GENERAL PROVISIONS.

(a) No Distribution; Compliance with Legal Requirements. No Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would comply with the applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

(b) Delivery of Stock Certificates. Delivery of stock certificates to Participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the Participant, at the Participant’s last known address on file with the Company.

(c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Subsidiary or limit in any way the right of the Company or any Subsidiary to terminate an Employee’s employment or Optionee’s service, at any time, with or without cause.

(d) Any Award shall contain a provision that it may not be exercised at a time when the exercise thereof of the issuance of shares there under would constitute a violation of any federal or state law or listing requirements of the American Stock Exchange for such shares.

(e) If any provision of the Plan is or becomes or is deemed invalid, illegal or unenforceable in any jurisdiction, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, it shall be stricken and the remainder of the Plan shall remain in full force and effect.

(f) With respect to Participants subject to Section 16 of the Exchange Act (“Insiders”) who receive Stock Options, transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that compliance with any Plan provision applicable solely to such Insiders that is included solely for the purposes of complying with Rule 16b-3 is not required in order to bring at transaction by such Insiders in compliance with Rule 16b-3, it shall be deemed null and void as to such transaction, to the extent permitted by law and deemed advisable by the Committee. To the extent any provision in the Plan or action by the Committee involving such Insiders is deemed not be comply with an applicable condition of Rule 16b-3, it shall be deemed null and void as to such Insiders to the extent permitted by law and deemed advisable by the Committee.

SECTION 16. EFFECTIVE DATE OF PLAN.

This Plan shall become effective upon approval by the Company’s stockholders at the Company’s next annual meeting of stockholders or at a special meeting of stockholders to consider the Plan. This Plan shall be submitted to the stockholders of the Company for approval no later than 12 months after its adoption by the Board. Awards granted under the Plan before this amendment and restatement shall continue to be administered under this Plan, except that the terms of Awards granted before this amendment and restatement shall continue as before this amendment and restatement and shall not be changed or amended to the extent changes in this Plan differ from the terms of those previous Awards. If the Plan does not become effective upon approval by the Company’s stockholders, the amended and restated Plan shall be null and void and the Plan shall continue pursuant to its terms before this amendment and restatement.

SECTION 17. GOVERNING LAW.

This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of the State of Florida without regard to its principles of conflicts of laws and any and all disputes between an optionee and the Company or a Subsidiary relating to an award shall be brought only in a state or federal court of competent jurisdiction sitting in Pinellas County or Hillsborough County, Florida.

SECTION 18. DEFERRED COMPENSATION PROVISIONS.

Except as is otherwise specifically provided by the Committee, Awards under the plan are intended to be exempt from the applicable requirements of Section 409(a) of the Code and shall be construed and interpreted accordingly. Notwithstanding the preceding, however, Participants are solely responsible for the payment of any tax liability (including any taxes and penalties that may arise under Section 409(a) of the Code) that may result from any Award. The Company and its Subsidiaries shall not be liable to any Participant or any other person if the Internal Revenue Service or any court or other authority having jurisdiction over such matter determines for any reason that an Award is subject to taxes, penalties or interest as a result of failing to comply with Section 409(a) of the Code.

AEROSONIC CORPORATION

1212 North Hercules Avenue

Clearwater, Florida 33765

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Aerosonic Corporation hereby acknowledges receipt of the accompanying Proxy Statement for the Annual Meeting of Stockholders, dated June 1, 2009, and hereby appoints Douglas J. Hillman and Kevin J. Purcell as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Aerosonic Corporation held of record by the undersigned on June 12, 2009, at the Annual Meeting of Stockholders to be held at Aerosonic Corporation’s offices located at 1212 North Hercules Avenue, Clearwater, Florida 33765, on Monday July 13, 2009, at 11:00 A.M., local time, or any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is provided, the named proxies are authorized and directed to vote on the proposals as described in the Proxy Statement accompanying this Proxy. If the nominee shall cease to be a candidate for election for any reason, the Proxy will be voted for a substitute nominee designated by the Board of Directors.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF

AEROSONIC CORPORATION

July 13, 2009

PROXY VOTING INSTRUCTIONS

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.	COMPANY NUMBER
- OR -	ACCOUNT NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

i     Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.      i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS AND “FOR” THE

AMENDMENT TO THE 2004 STOCK INCENTIVE PLAN

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE

OR BLACK INK AS SHOWN HERE ☒

1. To elect two directors to the board of directors of the Company, to hold office until his successor has been duly elected and qualified;		2. To amend the Aerosonic Corporation 2004 Stock Incentive Plan For☐ Against☐ Abstain☐
3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
NOMINEES:
☐ FOR ALL NOMINEES ☐ WITHHOLD AUTHORITY FOR ALL NOMINEES ☐ FOR ALL EXCEPT (See instructions below)	O Roy Robinson Class II Director O P. Mark Perkins Class II Director	ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED REVISED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY VOTE BY USING THE INTERNET AS INSTRUCTED ON THE PROXY CARD, OR BY COMPLETING, SIGNING AND DATING THE REVISED PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A REVISED PROXY ISSUED IN YOUR NAME.
INSTRUCTIONS:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

AEROSONIC CORPORATION

July 13, 2009

Please sign, date and mail

your proxy card in

the envelope provided as

soon as possible.

i Please detach along perforated line and mail in the envelope provided. i

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS AND “FOR” THE

AMENDMENT TO THE 2004 STOCK INCENTIVE PLAN

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE

OR BLACK INK AS SHOWN HERE ☒

1. To elect two directors to the board of directors of the Company, to hold office until his successor has been duly elected and qualified;			2. To amend the Aerosonic Corporation 2004 Stock Incentive Plan For☐ Against☐ Abstain☐
		NOMINEES:	3. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
☐	FOR ALL NOMINEES	O Roy Robinson Class II Director
O P. Mark Perkins Class II Director

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. YOU MAY VOTE BY USING THE INTERNET AS INSTRUCTED ON THE PROXY CARD, OR BY COMPLETING, SIGNING AND DATING THE PROXY CARD AND RETURNING IT IN THE ENCLOSED ENVELOPE. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

☐	WITHHOLD AUTHORITY
FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date: